Exhibit 99.1
NYSE Amex Equities Exchange Symbol - UEC

Uranium Energy Corp Acquiring Major Additional Section of Coronel Oviedo Uranium District in Paraguay

  Company to control 987,000 acres of highly prospective uranium-bearing region with similar geology to South Texas Uranium Belt

  Previously announced 10,000-meter drilling program has now commenced on portion of district acquired earlier this year

Corpus Christi, TX - October 31, 2011 -- Uranium Energy Corp (NYSE-AMEX: UEC, the "Company") is pleased to announce that, effective on October 25, 2011, the Company has entered into a Property Purchase Agreement (the "Purchase Agreement") with three Paraguayan companies (collectively, the "Vendors") pursuant to which the Company's Paraguayan subsidiary proposes to acquire, subject to a gross overriding royalty, a 100% legal and beneficial interest in and to a total of six unencumbered prospecting permits covering approximately 740,000 acres which are located in the area of Coronel Oviedo, Paraguay (collectively, the "Property"; and in the aggregate the "Acquisition").

The Property interests being acquired are contiguous on the northwest, west and east of the Company's 247,000-acre Coronel Oviedo Project in central Paraguay, which was acquired as announced in May this year. This proposed acquisition increases the Company's total land package held in Paraguay to 987,000 acres.

The Purchase Agreement is subject to normal conditions precedent to closing which include, without limitation, prior satisfactory due diligence and approvals by MOPC, the ministry in Paraguay with jurisdiction over mining, and NYSE Amex. The total purchase price for the Property interests is the issuance of 100,000 restricted common shares in the capital of the Company and cash payment of $7,500.

The Company has also agreed to provide the Vendors with a royalty interest in the amount of one and one-half percent (1.5%) of the gross proceeds received by the Company in connection with any uranium which is produced and sold from any of the mineral interests in the Property. The Company also has the exclusive right and option at any time to acquire one-half percent (0.5%) of the aggregate royalty interest for $500,000 and, in addition, the Vendors have granted the Company a right of first refusal to acquire all or any portion of the remaining one percent (1.0%) royalty interest.

The area being acquired received reconnaissance exploration by Anschutz Corporation from 1976 to 1983. This work included an airborne radiometric and magnetic survey, detailed Track Etch surveys, geochemical stream sediment and soil sampling, and drilling. A total of 18 wide-spaced holes were drilled on this new property by Anschutz with eight showing uranium mineralization. The area has also been covered by the Company's recently completed carborne radiometric survey, which outlined several promising drilling target areas. All of this historical and recent data has been compiled by Company geologists, and, upon completion of the acquisition, will be incorporated into the ongoing 10,000-meter drilling program.

Drilling commenced on the fully-controlled portion of the project area on October 1 this year. Prior to and concurrent with the initiation of the drilling program, a detailed regional structural analysis and a carborne radiometric/spectrographic survey were completed across the Project under the direction of Dr. Bernie Schmeling, professional geophysicist and a member of the Company's advisory board for Paraguay. These surveys, coupled with the historical data, have aided in the initial exploratory hole placement. These holes are being drilled on east-west oriented "fences," with spacings between holes ranging from one-half to one kilometer. Initially, four east-west fences are planned, with several kilometers between fences. The drilling program is anticipated to extend into the first quarter of 2012.

The technical information in this news release was prepared in accordance with the Canadian regulatory requirements set out in National Instrument 43-101 and reviewed by Clyde L. Yancey, P.G., Vice President of Exploration for Uranium Energy Corp, a qualified person under NI 43-101.

Contact North America: Investor Relations, Uranium Energy Corp:
Toll Free: (866) 748-1030
Fax: (361) 888-5041
E-mail: info@uraniumenergy.com

Stock Exchange Information:
NYSE-AMEX: UEC
Frankfurt Stock Exchange Symbol: U6Z
WKN: AØJDRR
ISN: US916896103

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes "forward-looking statements" as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as "expects" or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans, "estimates" or "intends", or stating that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved) are not statements of historical fact and should be viewed as "forward-looking statements". Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of exploration activities, variations in the underlying assumptions associated with the estimation or realization of mineral resources, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.  Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company's ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company's filings with the Securities and Exchange Commission. For forward-looking statements in this news release, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise.  This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.